UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 21, 2013

CARPENTER TECHNOLOGY CORPORATION

(Exact Name of Issuer as Specified in Charter)

Delaware	1-5828	23-0458500
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 14662 Reading, Pennsylvania		19612-4662
(Address of Principal Executive Offices)		(Zip Code)

(610) 208-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other Events.

Carpenter Technology Corporation’s Computation of Ratio of Earnings to Fixed Charges for the six months ended December 31, 2012 and for fiscal years 2008, 2009, 2010, 2011 and 2012 is filed as Exhibit 12.1, which is incorporated by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)

Exhibit Number	Exhibit

12.1	Computation of Ratio of Earnings to Fixed Charges (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carpenter Technology Corporation

Date: February 21, 2013	By:	/s/ James D. Dee
James D. Dee Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

12.1	Computation of Ratio of Earnings to Fixed Charges (unaudited)